Tax expense (Tables)	6 Months Ended
Jun. 30, 2023
Income taxes paid (refund) [abstract]
Schedule of relationship between tax expense and accounting profit
An explanation of the relationship between tax expense and accounting profit is set out below:

	Half-year to 30 Jun 2023 £m	Half-year to 30 Jun 2022[1] £m	Half-year to 31 Dec 2022[1] £m

Profit before tax	3,870	3,149	1,633
UK corporation tax thereon at 23.5 per cent (2022: 19.0 per cent)	(909)	(598)	(311)
Impact of surcharge on banking profits	(141)	(124)	(215)
Non-deductible costs: conduct charges	(2)	(4)	(1)
Non-deductible costs: bank levy	–	–	(28)
Other non-deductible costs	(80)	(39)	(31)
Non-taxable income	27	64	74
Tax relief on coupons on other equity instruments	60	45	38
Tax-exempt gains on disposals	27	38	29
Tax losses where no deferred tax recognised	–	(3)	14
Remeasurement of deferred tax due to rate changes	(8)	12	48
Differences in overseas tax rates	5	(77)	14
Policyholder tax	(37)	(40)	(25)
Deferred tax asset in respect of life assurance expenses	64	20	1
Adjustments in respect of prior years	(11)	3	240
Tax effect of share of results of joint ventures	(1)	1	(4)
Tax expense	(1,006)	(702)	(157)
[1]    Restated for the adoption of IFRS 17; see notes 1, 24 and 25. The tax impact of the IFRS 17 adjustments is recognised at the rate of tax at which it is expected to be realised. For the half-year to 31 December 2022, this includes the impact of the transitional tax provisions to allow spreading of life companies’ profit or loss arising on transition to IFRS 17 over 10 years. For the half-year to 30 June 2022, these provisions were not substantively enacted and so the rate of tax did not reflect them.